UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2025

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2025, the Board of Directors (the “Board”) of TScan Therapeutics, Inc. (the “Company”), upon the recommendation of the Compensation Committee, approved a retention program designed to retain the employees required to support the Company, including a key employee retention program (the “Retention Program”) that provides for cash awards and the potential future grant of equity-based awards to certain key employees of the Company, including Gavin MacBeath, Ph.D., the Company’s Chief Executive Officer, Jason A. Amello, the Company’s Chief Financial Officer, and Chrystal Louis, M.D., M.P.H., the Company’s Chief Medical Officer. Each of the equity-based awards are to be made under the Company’s Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”).

Under the Retention Program, Dr. MacBeath, Mr. Amello and Dr. Louis will receive (i) cash awards of $399,000, $170,000 and $250,000, respectively, with 50% of the cash awards to be paid upon achievement of criterion related to the advancement of the pivotal trial of TSC-101 (the “Milestone”) and the remaining 50% to be paid on the first anniversary of the Milestone, and (ii) equity-based awards of 1,000,000 restricted stock units (“RSUs”), 270,000 RSUs and 650,000 RSUs, respectively, to be granted upon achievement of the Milestone, with such RSUs scheduled to vest 25% on the second anniversary of the Milestone and the remaining 75% upon the earlier of reporting of completion of the pivotal trial of TSC-101, or the fourth anniversary of the grant date, subject to continued service with the Company through the applicable vesting dates and the terms of the 2021 Plan and the applicable award agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, express or implied statements regarding expectations, hopes, beliefs, intentions or strategies of the Company regarding the Retention Program, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSCAN THERAPEUTICS, INC.

Date: November 26, 2025	By:	/s/ Gavin MacBeath
Gavin MacBeath Chief Executive Officer